UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Commission File Number 1-5109

TODD SHIPYARDS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE                            91-1506719
(State or other jurisdiction of    (IRS Employer I.D. No.)
 incorporation or  organization)


1801- 16th AVENUE SW, SEATTLE, WASHINGTON   98134-1089
(Street address of principal executive offices - Zip Code)

Registrant's telephone number: (206) 623-1635

Item 5.  Other Events

Todd Shipyards Corporation announced the award by the U. S. Navy of the renewal of a contract for the phased maintenance of the four AOE class supply ships home ported at Bremerton, Washington to its wholly owned subsidiary, Todd Pacific Shipyards Corporation ("Todd"). The contract is a six year, cost reimbursable contract which Todd has held in three previous five-year increments since 1985.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

28-1 Press Release dated June 18, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 18, 2001.
By:  Michael G. Marsh
On Behalf of the Registrant as
Secretary and General Counsel